UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022 (January 9, 2022)

Convey Health Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 10, 2022, Convey Health Solutions Holdings, Inc., a Delaware corporation (“Convey”), issued a press release announcing the execution of the Purchase Agreement (as defined below) and the pending Acquisition (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On January 9, 2022, Convey and Dragon Holdings Parent, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Convey (“Buyer”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Briggs Medical Service Company, a Delaware corporation (“Seller”), and D-M-S Holdings, Inc., a Delaware corporation (“Target”), pursuant to which, on the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from Seller all of the issued and outstanding capital stock of Target (the acquisition of such capital stock, the “Acquisition”).

Pursuant to the terms set forth in the Purchase Agreement, Buyer will pay to Seller cash (i) upon consummation of the Acquisition, in an aggregate amount equal to $77,500,000, subject to certain adjustments for, among other things, Target’s cash, indebtedness and net working capital (the “Closing Purchase Price”) and (ii) if the Target achieves certain amounts of net revenue in calendar year 2022, up to an additional $15,000,000. A portion of the Closing Purchase Price will be deposited into an escrow account to be held by an escrow agent and released to Buyer or Seller, as applicable, following the final determination of any purchase price adjustment.

The consummation of the Acquisition is expected to occur in the first quarter of 2022, subject to the satisfaction or waiver of customary closing conditions, including the accuracy of the representations and warranties made by the parties in the Purchase Agreement, subject to certain materiality standards; the compliance in all material respects by the parties with their respective obligations under the Purchase Agreement; and, in the case of Buyer’s obligations to consummate the Acquisition, the absence of a material adverse effect on Target. The Purchase Agreement also contains customary termination provisions, including the right of either Buyer or Seller to terminate the Purchase Agreement if the Acquisition is not consummated by 5:00 p.m. Eastern Time on February 15, 2022. If the Purchase Agreement is terminated under certain circumstances, Convey will be required to pay (or cause to be paid) to Seller a termination fee equal to $5,812,500. The Acquisition does not require approval of the stockholders of Convey and is not subject to any financing condition.

The Purchase Agreement contains customary representations, warranties and covenants, including, but not limited to, covenants that (i) Target will conduct its business in the ordinary course of business consistent with past practice, subject to certain exceptions, from the date of the execution of the Purchase Agreement through the earlier of the closing date of the Acquisition and the date on which the Purchase Agreement is terminated and (ii) Seller and Target will not encourage, initiate or engage in discussions or negotiations concerning any alternative transactions. Seller has also agreed to certain non-competition and non-solicitation covenants in the Purchase Agreement.

Buyer has obtained representation and warranty insurance to provide coverage for losses related to breaches of the representations and warranties made by Seller and Target contained in the Purchase Agreement, subject to deductibles, policy limits and other terms and conditions.

In connection with the Purchase Agreement, Buyer, as a wholly-owned subsidiary of Convey Health Solutions, Inc. (the “Borrower”), has obtained debt financing commitments from Ares Capital Management LLC, PSP Investments Credit USA LLC and New Mountain Finance Advisers BDC, L.L.C (in each case, acting through itself and/or its affiliates, the “Commitment Parties”) for the purpose of financing the Acquisition and paying fees and expenses related thereto. The Commitment Parties have agreed to provide the Borrower with a first lien incremental term loan facility under the Borrower’s existing First Lien Credit Agreement in an aggregate principal amount of up to $78,000,000, on the terms and subject to the conditions set forth in a debt commitment letter. The obligations of the Commitment Parties to provide the debt financing under the debt commitment letter are subject to the satisfaction or waiver of customary conditions.

Forward-Looking Statements

This report contains “forward-looking statements,” including statements relating to the Acquisition. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for us and our products and services, our future operations, financial or operating results, including our 2021 financial guidance, our excitement to continue leveraging data-driven insights to help new and existing health plan customers keep improving member outcomes as they become more focused on value-based care, that our liquidity and modest levels of debt position us well for both new product development and strategic M&A initiatives, anticipated business levels, our ability to create value for our clients and serve their business objectives, future earnings, planned activities, anticipated growth, market opportunities and our expectations with respect to the growth of the markets in which we compete, including the Medicare Advantage market, trends in the markets in which we compete, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “target,” “potential,” “seek,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “plan” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and cash flows, and the development of the markets in which we operate, are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: our ability to retain our existing clients or attract new clients; our dependence on a small number of clients for a substantial portion of our total revenue; limitations of our clients’ growth prospects, and the failure of the size of the total addressable markets in which we compete or expect that we may compete in the future to grow at rates currently expected; increases in labor costs, including due to changing minimum wage laws, and an overall tightening of the labor market; an economic downturn or volatility, including as a result of the ongoing COVID-19 pandemic; developments in the Medicare Advantage market or the healthcare industry generally, including with respect to changing laws and regulations; security breaches, failures or other disruptions of the information technology systems used in our business operations or by our vendors; our ability to obtain, maintain, protect and enforce our intellectual property and proprietary rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property or proprietary rights of third parties; our substantial indebtedness, and the restrictions imposed by our indebtedness on our subsidiaries; a material weakness in our internal control over financial reporting and a failure to remediate a material weakness, and the effectiveness of our internal controls over financial reporting; and the significant influence our principal stockholder, TPG, has over us. For a further discussion of these and other factors that could impact our future results, performance or transactions, including the Acquisition, see the section Part II, Item 1A “Risk Factors” included in our Form 10-Q for the period ended September 30, 2021 and our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We qualify all of the forward-looking statements in this report by these cautionary statements. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HEALTH SOLUTIONS HOLDINGS, INC.

Date: January 10, 2022	By:	/s/ Timothy Fairbanks
Name: Timothy Fairbanks
Title: Chief Financial Officer & Executive Vice President